                                                                   Exhibit 10.34


                     AMENDMENT NO. 2 TO AMENDED AND RESTATED
                          REFINANCING CREDIT AGREEMENT



                  THIS AMENDMENT NO. 2 (this "Amendment") is dated as of March 30, 2001, and amends the Amended and Restated Refinancing Credit Agreement, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) and THE GUARANTORS FROM TIME TO TIME PARTY THERETO and THE BANKS FROM TIME TO TIME PARTY THERETO and ABN AMRO BANK N.V., as bookrunner and co-syndication agent, THE CHASE MANHATTAN BANK, as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, dated as of November 19, 1999, as amended by Amendment No. 1 to Amended and Restated Refinancing Credit Agreement, dated as of November 16, 2000 (as amended, the "Credit Agreement").

                                   BACKGROUND
                                   ----------

                  The parties hereto desire to amend the Credit Agreement to (i) modify the minimum interest coverage ratio, (ii) allow the Borrower to make a loan to the current management of Vapor Power, a division of Vapor Corporation, or an entity controlled by them ("Vapor Management") in connection with the sale of Vapor Power to Vapor Management (the "Vapor Power Sale"), and (iii) allow the Borrower to guaranty certain obligations of Vapor Management to a lender providing financing to Vapor Management in connection with the Vapor Power Sale. Vapor Corporation shall remain a Guarantor under the Credit Agreement.

                              OPERATIVE PROVISIONS
                              --------------------

                  NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:


                                    ARTICLE I
                                   AMENDMENTS
                                   ----------

         1.01 Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Credit Agreement and each reference to "this Agreement" and similar references contained in the Credit Agreement shall, on and after the date hereof, refer to the Credit Agreement as amended hereby.

         1.02 Indebtedness, Rents Covenant. As of the date hereof, a new clause
(ix) is added to Section 8.2.1 of the Credit Agreement as follows:

         "(ix) Indebtedness in the form of a Guaranty permitted under Section
8.2.3 hereof."

         1.03 Guaranties Covenant. As of the date hereof, Section 8.2.3 of the Credit Agreement is deleted in its entirety and the following is inserted therefor:

                  "8.2.3.  Guaranties.
                           ----------

                           Neither the Borrower nor any of its Subsidiaries
                  shall, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guaranty, become surety for, endorse or otherwise become or remain directly, indirectly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of the Indebtedness of the Borrower and its Subsidiaries permitted hereunder and (ii) a Guaranty by the Borrower of the obligations of Vapor Management to the lender providing financing to Vapor Management in connection with the Vapor Power Sale in an amount not to exceed $3,500,000."

         1.04 Loans and Investments Covenant. As of the date hereof, Section
8.2.4 of the Credit Agreement is deleted in its entirety and the following is inserted therefor:

                  "8.2.4.  Loans and Investments.
                           ---------------------

                           Neither the Borrower nor any of its Subsidiaries
                  shall, at any time, make or suffer to remain outstanding any loan or advance to, or purchase, acquire, or own any stock, bonds, notes, or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to or other Investment in, any other Person, or agree, become or remain liable to do any of the foregoing, except:

                           (i) trade credit extended on usual and customary
                  terms in the ordinary course of business;

                           (ii) advances to employees of Loan Parties to meet
                  expenses incurred by such employees in the ordinary course of business;

                           (iii) Permitted Investments;

                           (iv) Permitted Acquisitions; and

                           (v) a loan from the Borrower to Vapor Management for
                  the consummation of the Vapor Power Sale in an amount not to exceed $1,000,000."

         1.05 Minimum Interest Coverage Ratio. As of the date hereof, Section
8.2.14 of the Credit Agreement is deleted in its entirety and the following is inserted therefor:

                  "8.2.14.  Minimum Interest Coverage Ratio.
                            -------------------------------

                           The Loan Parties shall not permit the ratio of Cash
                  Flow to consolidated interest expense (including the interest component of payments made in connection with capitalized leases, synthetic leases, and similar leases) of Borrower and it Subsidiaries, calculated as of the end of each fiscal quarter for the immediately preceding four (4) fiscal quarters then ended, (i) for the fiscal quarters ending on or before September 30, 2001, to be less than 3.25 to 1.0, and (ii) for the fiscal quarters ending on December 31, 2001, or thereafter, to be less than 3.5 to 1.0."

         1.06 Mergers. Each of the Loan Parties acknowledges, represents, and warrants that, on or about December 31, 2000, MP International I, Inc., MP International II, Inc., and TFL, Inc., each a

Delaware corporation, merged with and into WABTEC Holding Corp. which was the surviving company of the merger.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

         2.01 The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party. On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

         2.02 This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

         2.03 Neither the execution and delivery of this Amendment, nor consummation of the transactions contemplated hereby or by the Credit Agreement as amended hereby, nor compliance with the terms and provisions hereof or thereof will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person under the terms of any such agreement or instrument, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

         2.04 After giving effect to the amendments made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date. Vapor Corporation shall remain a Guarantor under the Credit Agreement.


                                   ARTICLE III
                  EFFECT, EFFECTIVENESS, CONSENT OF GUARANTORS
                  --------------------------------------------

         3.01 Effectiveness. This Amendment shall become effective in accordance with its terms on the date that Agent shall have received from each of the Borrower, the Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof. Within forty-five
(45) days
of the date hereof, each of the Loan Parties shall have delivered to the Agent a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as appropriate as to (a) authorization of such Loan Party to enter into the transactions contemplated by this Amendment, (b) the names of the officers of such Loan Party authorized to execute this Amendment and the true signatures of such officers, on which the Agent and each Bank may conclusively rely, and (c) copies of the organizational documents of such Loan Party that have been amended, restated, supplemented or otherwise modified since the date of the last certification to the Agent, including such Loan Party's certificate of incorporation and bylaws, each certified, to the extent applicable, by the appropriate state official where such documents are filed in a state office.

         3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control.

         3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.


                                   ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

         4.01 Credit Agreement. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

         4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery respectively of this Amendment by such party.

         4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

         4.04 Expenses. The Loan Parties agree, jointly and severally, to reimburse the Agent for its reasonable out-of-pocket expenses arising in connection with the negotiation, preparation and execution of this Amendment, including the reasonable fees and expenses of Buchanan Ingersoll PC, counsel for the Agent.

         4.05 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

         4.06 Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement. IN

         WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed and delivered this Amendment as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]

                      [SIGNATURE PAGE 1 OF 21 OF AMENDMENT]

                                             BORROWER:

                                             WESTINGHOUSE AIR BRAKE
                                             TECHNOLOGIES CORPORATION



                                             By: _________________________(SEAL)
                                                 Name:
                                                 Title:



                                             GUARANTORS:

                                             RAILROAD FRICTION PRODUCTS
                                             CORPORATION; VAPOR CORPORATION;
                                             MOTIVEPOWER CANADA CORPORATION;
                                             WABTEC DISTRIBUTION COMPANY;
                                             MOTIVEPOWER, INC.; YOUNG TOUCHSTONE
                                             COMPANY; WABTEC ENGINE SYSTEMS
                                             COMPANY; WABTEC HOLDING CORP.
                                             (successor by merger to MP
                                             International I, Inc., and MP
                                             International II, Inc.); WABTEC
                                             CORPORATION



                                             By: _________________________(SEAL)
                                                 Name:
                                                 Title:  Vice President of each
                                                         of the above listed
                                                         companies

                      [SIGNATURE PAGE 2 OF 21 OF AMENDMENT]

                                     BANKS:

                                     ABN AMRO BANK N.V., individually and as
                                     Bookrunner and Co-Syndication Agent



                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:



                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:

                      [SIGNATURE PAGE 3 OF 21 OF AMENDMENT]

                                    MELLON BANK, N.A., individually and as
                                    Documentation Agent



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                      [SIGNATURE PAGE 4 OF 21 OF AMENDMENT]

                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent



                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                      [SIGNATURE PAGE 5 OF 21 OF AMENDMENT]

                                   NATIONAL CITY BANK OF PENNSYLVANIA



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                      [SIGNATURE PAGE 6 OF 21 OF AMENDMENT]

                                  PNC BANK, NATIONAL ASSOCIATION



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                      [SIGNATURE PAGE 7 OF 21 OF AMENDMENT]

                                 FLEET NATIONAL BANK



                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                      [SIGNATURE PAGE 8 OF 21 OF AMENDMENT]

                                U.S. BANK NATIONAL ASSOCIATION



                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:

                      [SIGNATURE PAGE 9 OF 21 OF AMENDMENT]

                               THE BANK OF NEW YORK, individually and as
                               Co-Syndication Agent



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                     [SIGNATURE PAGE 10 OF 21 OF AMENDMENT]

                              BANK ONE MICHIGAN



                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                     [SIGNATURE PAGE 11 OF 21 OF AMENDMENT]

                            FIRST UNION NATIONAL BANK



                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                     [SIGNATURE PAGE 12 OF 21 OF AMENDMENT]

                                      DG BANK
                                      DEUTSCHE GENOSSENSCHAFTSBANK AG



                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:



                                      By:
                                         --------------------------------------
                                         Name:
                                         Title:

                     [SIGNATURE PAGE 13 OF 21 OF AMENDMENT]

                                    THE BANK OF NOVA SCOTIA



                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:

                     [SIGNATURE PAGE 14 OF 21 OF AMENDMENT]

                                    BANK OF TOKYO-MITSUBISHI TRUST CO.



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                     [SIGNATURE PAGE 15 OF 21 OF AMENDMENT]

                                   CREDIT AGRICOLE INDOSUEZ



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                     [SIGNATURE PAGE 16 OF 21 OF AMENDMENT]

                                  CREDIT LYONNAIS NEW YORK BRANCH



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                     [SIGNATURE PAGE 17 OF 21 OF AMENDMENT]

                               CREDIT SUISSE FIRST BOSTON



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                     [SIGNATURE PAGE 18 OF 21 OF AMENDMENT]

                              THE DAI-ICHI KANGYO BANK, LTD.



                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                     [SIGNATURE PAGE 19 OF 21 OF AMENDMENT]

                               MANUFACTURERS AND TRADERS TRUST COMPANY



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                     [SIGNATURE PAGE 20 OF 21 OF AMENDMENT]

                               SUNTRUST BANK



                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                     [SIGNATURE PAGE 21 OF 21 OF AMENDMENT]

                              ISSUING BANK:

                              CHASE MANHATTAN BANK USA, N.A.



                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title: